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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                       January 8, 2004 (January 6, 2004)

                           Newcastle Investment Corp.
 -------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    Maryland                      001-31458                     81-0559116
------------------               -----------                    ----------
(State or other             (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

  1251 Avenue of the Americas, 16th Floor, New York, NY                10020
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       (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code    (212) 798-6100
                                                      --------------

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

            On January 6, 2004, Newcastle Investment Corp. (the "Company") entered into an Underwriting Agreement and a Terms Agreement among the Company, Fortress Investment Group LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), for the issuance and sale by the Company of 3,300,000 shares of its common stock. The common stock is being sold pursuant to an effective shelf registration statement. Copies of the underwriting agreement and the terms agreement are filed as Exhibits 1.1. and 1.2 hereto.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits

    Exhibit Reference Number            Exhibit Description
    ------------------------            -------------------
            1.1               Underwriting Agreement, dated January 6, 2004,
                              by and among Newcastle Investment Corp., Fortress
                              Investment Group LLC and Merrill Lynch, Pierce,
                              Fenner & Smith Incorporated.

            1.2 Terms Agreement, dated January 6, 2004, by and among Newcastle Investment Corp., Fortress
                              Investment Group LLC and Merrill Lynch, Pierce,
                              Fenner & Smith Incorporated.


-----------------


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEWCASTLE INVESTMENT CORP.
                                       (Registrant)

Date: January 8, 2004                  By:  /s/ Randal A. Nardone
                                            ---------------------------
                                            Name: Randal A. Nardone
                                            Title: Secretary


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                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION
-----------                         -----------
1.1          Underwriting Agreement, dated January 6, 2004, by and among
             Newcastle Investment Corp., Fortress Investment Group LLC and
             Merrill Lynch, Pierce, Fenner & Smith Incorporated.

1.2          Terms Agreement, dated January 6, 2004, by and among Newcastle
             Investment Corp., Fortress Investment Group LLC and Merrill Lynch,
             Pierce, Fenner & Smith Incorporated.